Exhibit 99.b

The Procter & Gamble Company: Reg G Reconciliation of Non-GAAP measures

In accordance with the SEC’s Regulation G, the following provides definitions of the non-GAAP measures used in the earnings call and slides with the reconciliation to the most closely related GAAP measure.

Organic Sales Growth:
Organic sales growth is a non-GAAP measure of sales growth excluding the impacts of acquisitions, divestitures and foreign exchange from year-over-year comparisons.  We believe this provides investors with a more complete understanding of underlying sales trends by providing sales growth on a consistent basis.  Organic sales is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.  The reconciliation of reported sales growth to organic sales is as follows:

Total P&G	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact*	Organic Sales Growth
AMJ 09	-11%	9%	1%	-1%
JAS 09	-6%	7%	1%	2%
OND 09	6%	-2%	1%	5%
JFM 10	7%	-3%	0%	4%
AMJ 10	5%	-1%	0%	4%
JAS 10	2%	3%	-1%	4%
OND 10	2%	2%	-1%	3%
JFM 11	5%	-1%	0%	4%
AMJ 11	10%	-5%	0%	5%
JAS 11	9%	-5%	0%	4%
OND 11	4%	0%	0%	4%
JFM 12	2%	1%	0%	3%
Average–OND 09-JFM 12	5%	-1%	0%	4%
AMJ 12 (Estimate)	-2% to -1%	4%	0%	2% to 3%
Average–FY 10-FY 12 (est.)	4%	0%	0%	4%
Total Developing
Average–AMJ 11-JFM 12	14%	-2%	0%	12%

Core EPS:  This is a measure of the Company’s diluted net earnings per share from continuing operations excluding certain items that are not judged to be part of the Company’s sustainable results or trends.  This includes impairment charges in FY 2012 for goodwill and indefinite lived intangible assets, charges in FY 2013 and FY 2012 related to incremental restructuring charges due to increased focus on productivity and cost savings, and charges in FY 2012 related to European legal matters.  We believe the Core EPS measure provides an important perspective of underlying business trends and results and provides a more comparable measure of year-on-year earnings per share growth.  Core EPS is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.  The tables below provide a reconciliation of diluted net earnings per share to Core EPS:
	AMJ 12 (Est.)	AMJ 11
Diluted Net Earnings Per Share	$1.17 to $1.26	$0.84
Gain from snacks divestiture	($0.47) to ($0.50)
Snacks results of operations – Discontinued Operations	($0.02)	($0.02)

Diluted Net Earnings Per Share–Continuing Operations	$0.68 to $0.74	$0.82
Incremental Restructuring	$0.07 to $0.05	-
Core EPS	$0.75 to $0.79	$0.82
Core EPS Growth	-9% to -4%

FY 2013 (Est.)
Diluted Net EPS Growth–Continuing Operations	20%
Impairment charges	-16%
Incremental restructuring	1%
Charges for European legal matters	-1%
Rounding	-1%
Core EPS Growth	3%

Note – All reconciling items are presented net of tax.  Tax effects are calculated consistent with the nature of the underlying transaction.  The charge for the significant settlement from U.S. tax litigation is tax expense.

Core Operating Profit Growth:
This is a measure of the Company’s operating profit growth adjusted for the current year impairment charges for goodwill and indefinite lived intangible assets, current year charges related to incremental restructuring charges due to increased focus on productivity and cost savings, and charges in current and prior year related to the European legal matters:

	JFM 12	OND 11	JAS 11
Operating Profit Growth	-11%	-36%	-4%
Impairment charges	1%	37%	0%
Charges for European legal matters	0%	-6%	0%
Incremental restructuring	12%	1%	0%
Core Operating Profit Growth	2%	-4%	-4%

Adjusted Free Cash Flow:  Adjusted free cash flow is defined as operating cash flow less capital spending and the after-tax impacts of the global pharmaceuticals divestitures (including Actonel in Japan).  We view adjusted free cash flow as an important measure because it is one factor in determining the amount of cash available for dividends and discretionary investment.  Adjusted free cash flow is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.  The reconciliation of adjusted free cash flow is provided below (amounts in millions).

Adjusted Free Cash Flow Productivity:  Adjusted free cash flow productivity is defined as the ratio of adjusted free cash flow to net earnings excluding the gains of certain divestitures (Folgers and Pharmaceuticals).  Given the size of these gains and our view that they are not part of our sustainable business, we have excluded the gains from our calculation.  The Company’s long-term target is to generate free cash productivity at or above 90 percent of net earnings.  Adjusted free cash flow productivity is also one of the measures used to evaluate senior management.  We believe this provides a better perspective of our underlying liquidity trends.  The reconciliation of adjusted free cash flow productivity is provided below (amounts in millions):

	Operating Cash Flow	Capital Spending	Tax Payment on Divestitures	Adjusted Free Cash Flow	Net Earnings	Divestiture Gain	Net Earnings excluding Divestiture Gain	Adjusted Free Cash Flow Productivity
FY ‘06	$11,372	($2,667)		$8,705	$8,684		$8,684	100%
FY ‘07	$13,410	($2,945)		$10,465	$10,340		$10,340	101%
FY ‘08	$15,008	($3,046)		$11,962	$12,075		$12,075	99%
FY ‘09	$14,983	($3,238)		$11,745	$13,522	$2,011	$11,511	102%
FY ‘10	$16,131	($3,067)	$980	$14,044	$12,846	$1,585	$11,261	125%
FY ‘11	$13,330	($3,306)		$10,024	$11,927		$11,927	84%



Deutsche Bank

Global Consumer Conference

June 20, 2012

Agenda

- “Big Picture” Assessment – External & Internal
- Recent Results
- Winning Capabilities & Assets
- Strategy Adjustments for Focus & Balance
- Business Outlook

"Big Picture" Assessment - Results

FY'10 – FY'12

- Grown organic sales every year
- ~5% average EPS growth
- Solid free cash flow productivity
- Continued dividend increases
- Strong levels of cash returned to shareholders

Recent Results
Organic Sales Growth



Past 10 Quarter CAGR = 4%
6%
5%
4%
3%
2%
1%
0%
-1%
AMJ 09
JAS 09
OND 09
JFM 10
AMJ 10
JAS 10
OND 10
JFM 11
AMJ 11
JAS 11
OND 11
JFM 12

Recent Results
Organic Sales Growth led by Developing Markets



Past 4 Quarters +12%
Developing
Developed
FY 09
FY 10
FY 11
FY 12E

Recent Results

Top 11 Emerging Markets & P&G Sales Growth*


+1pt
+3pts
+8pts
P3 Yr
FY 11
FY 12E
P&G Sales
Market Value

* Market & Sales Growth are on a constant currency basis

Developing Markets
P&G Sales Growth: 2000 to 2012



Developed
Developing
% of Total Company Sales
80%
20%
$8 bn
77%
23%
$13 bn
63%
37%
~$31 - 32 bn
FY'00
FY'05
FY'12e

Recent Results

P&G Regional Constant $ Value Share

	P12M	CYA
North America	29.2	-0.7
Western Europe	18.1	-0.2
CEEMEA	21.0	0.0
Asia	14.0	0.4
LA	15.3	0.3

P3M through Mar 12

Recent Results

Adjusted Free Cash Flow Productivity



125%
100%
75%
50%
25%
0%
Target = 90%+
FY 06
FY 07
FY 08
FY 09
FY 10
FY 11
FY 12 est

Recent Results
Core Operating Profit Growth


15%
10%
5%
0%
-5%
-10%
JAS 11
OND 11
JFM 12

* History adjusted for Snacks moving to Discontinued Operations.

External Dynamics

- Slow-to-no GDP growth in developed markets
- High unemployment levels
- Significant commodity cost increases
- Highly volatile foreign exchange rates
- Difficult policy dynamics (Venezuela, Argentina, etc.)

➢ **No Excuses** –

Need to overcome external challenges and consistently deliver with excellence internally

Company Dynamics

- Pricing too high in some categories
- Inconsistent communication of value proposition
- Smaller, less impactful innovation
- Slow productivity improvement
- Inconsistent execution



Innovation & Branding

…based on deep consumer insights





Charmin
Ultra Soft
Bounty
Tide
IAMS
ACE
GAIN
Pampers
DURACELL
NyQuil
always
OLAY
PROGLIDE
Downy
febreze
ARIEL
Gillette

Go-to-Market


Tide
Ace


Innovation
Branding
Consumer Understanding
Go-to-Market
Scale


Pampers
Cruisers
Dash
ECODOSI
Tide

Where to Play Choices
More Focus, Better Balance

- Win in the **Biggest, Most Profitable Markets** (Top 40)
- Win on our **Biggest Innovations** (Top 20)
- Win in the **Biggest Emerging Countries** (Top 10)


Bounty
Tide
Venus
OLAY
Gillette
Fusion
PROGLIDE
head & shoulders
febreze
ZzzQuil
PANTENE

Where to Play Choices
More Focus, Better Balance

- More focus on core businesses
- Prioritize resources differently
- Consistent execution


PROGLIDE
OLAY
head & shoulders
febreze CAR
ZzzQuil

Where to Play Choices

More Focus, Better Balance

- Not exiting markets we have already entered
- Not pulling back on investments where we have already entered
- Not stopping expansions - will enter new category/country combinations in FY ‘13



Fusion
PROGLIDE
Venus
OLAY
Tide
head & shoulders
febreze
CAR
ZzzQuil
PANTENE

Continued Investments

Brazil Oral-B Toothpaste


NOVO!
Oral-B complete
CREME DENTAL COM FLÚOR
70g
LIMPEZA PROFUNDA
menta fresh
NOVO!
CARIES | PREVENÇÃO DA GENGIVITE | PLACA | SENSIBILIDADE | TÁRTARO | BRANQUEAMENTO | REFRESCA O HÁLITO
Oral-B PRO·SAÚDE
NOVA SENSAÇÃO DE LIMPEZA COM TEXTURA SUAVE
CREME DENTAL COM FLÚOR
70g
MENTA SUAVE

New Expansions
Africa Safeguard



Unbeatable Germ Protection Soap*
*Top parity germ removal efficacy vs. other bar soaps; Superior residual protection
(12 hours) efficacy against gram positive skin germs vs. key bar soap competitors
New
Safeguard
FAMILY SOAP

New Expansions
Eastern Europe Vicks


VICKS
Vicks Active
50 г
VICKS
Vicks Active


VICKS
Vicks
SymptoMed Complete
Cytrynowy
10
VICKS
Vicks
SymptoMed Complete
Cytrynowy

How to Win Choices
More Focus, Better Balance

- Win with **Innovation**
  (our lifeblood, brought to life with big ideas driving superiority with claims, demos and visuals)

- Win with **Productivity**
  (to fuel investment in growth and deliver bottom-line)

- Win with **Excellent Execution**



Pampers
Cruisers
4
Acti-Lift
Tide
febreze SPORT
PROGLIDE
GAIN
febreze
Charmin
Sensitive

Winning Innovation
Our Lifeblood

- Area of high focus and investment
- Increase disruptive ('change') innovation pipeline
- New Business Creation
- Transformative Platform Technologies (TPTs)

Winning Innovation

Air Care


ELIMINATES ODOURS
ÉLIMINE LES ODEURS
2 CLIPS PINCES,
60 DAYS* JOURS*
febreze
CAR
vent clips - pinces pour bouche d'air
linen & sky - ciel et air frais
scratch grattez
2 CLIPS / PINCES
EACH / CHAQUE 2 mL
TOTAL / AU TOTAL 4 mL
AIR FRESHENER


new
febreze
CAR
$2.97
ELIMINATES ODORS AND FRESHENS FOR UP TO 30 DAYS
new

Winning Innovation
Family Care


6 BIG! Rolls
=8
Regular Rolls!
Bounty
One Sheet
Locks in the Mess
Una hoja retiene la suciedad
White Blancos



Winning Innovation
Fabric Care


Tide
PODS
détergent détachant éclaire
detergent + stain remover + brightener
detergente quitamanchas abrillantador
spring meadow
1.44 kg (3.17 LB) 51 OZ

Winning Innovation
Fabric Care



squeeze & sniff
Downy
UN STOPABLES
in-wash scent booster
intensificador de fragancia
lavish
somptueux
exuberancia
Downy
UN STOPABLES
in-wash scent booster
intensificador de fragancia
fresh
frais
frescura
Downy
UN STOPABLES
in-wash scent booster
intensificador de fragancia
delight
merveilleux
delicia



Downy

Winning Innovation
Oral Care



NEW
Crest
WHITENS AS WELL AS
$500
PROFESSIONAL TREATMENT.
GUARANTEED*.
*SEE BACK PANEL
3D WHITE
WHITESTRIPS®
WITH AdvancedSEAL
NO SLIP TECHNOLOGY
WHITENING POWER
1 · 2 · 3 · 4 5
INTENSIVE PROFESSIONAL EFFECTS
2 HOURS DAILY for 7 DAYS
SATISFACTION GUARANTEED
ENAMEL SAFE
DENTAL WHITENING KIT
KIT BLANQUEADOR DENTAL



NEW
Crest
3D WHITE
FLUORIDE ANTICAVITY
TOOTHPASTE
GLAMOROUS
WHITE
SHINES TO
BRIGHTEN IN
JUST 1 DAY
REMOVES UP
TO 90% OF
SURFACE STAINS
IN 5 DAYS
VIBRANT
MINT

Winning Innovation

Oral Care



STRENGTH
PLAQUE & GINGIVITIS PROTECTION
NEW
Crest
PRO-HEALTH™
CPC ANTIGINGIVITIS/ANTIPLAQUE ORAL RINSE
ALCOHOL FREE
CLINICAL
OUR MOST ADVANCED RINSE EVER
Reduces plaque & even helps prevent plaque regrowth
Helps prevent & even helps reverse gingivitis in 2 weeks
Kills 99% of germs to improve breath
DEEP CLEAN MINT
P&G
Oral-B
Glide
PRO-HEALTH
CLINICAL PROTECTION FLOSS
SLIDES UP TO 50% MORE EASILY IN TIGHT SPACES
PROTECTS AGAINST GINGIVITIS, CAVITIES & BAD BREATH
FRESH MINT
NEW
PRO-HEALTH™ CLINICAL
PRO-FLEX
Oral-B
NEW
Crest
PRO-HEALTH
CAVITIES
GINGIVITIS
PLAQUE
SENSITIVITY
TARTAR
WHITENING
FRESHENS BREATH
CLINICAL
PLAQUE CONTROL
Clinically Proven to Help Keep Plaque from Coming Back

Winning Innovation
Feminine Care



always radiant
New Look! Nouveau look!
New! Nouveau!
TAMPAX radiant
REGULAR • RÉGULIER
TAMPONS TAMPONES
always radiant infinity PADS
New! Nouveau!



HELPS KEEP YOUR PERIOD
SO ALL THAT STANDS OUT IS YOU.
INVISIBLE PROTECTION RADIANT YOU.
FIND OUT MORE ABOUT KATIE AT FACEBOOK.COM/TAMPAX

Winning Innovation
Personal Health Care


ZzzQuil
NIGHTTIME SLEEP-AID
24 LiquiCaps
NEW From the makers of VICKS NyQuil®
ZzzQuil™
NIGHTTIME SLEEP-AID
Diphenhydramine HCl
Non-Habit Forming
Not for treating Cold or Flu
See Warnings
24 LiquiCaps®
SLEEP SOUNDLY
NEW From the makers of VICKS NyQuil®
ZzzQuil™
NIGHTTIME SLEEP-AID
Diphenhydramine HCl
Non-Habit Forming
Warming Berry Flavor
Not for treating Cold or Flu
See Warnings
Alcohol 10%
6 FL OZ (177 ml)

Winning Innovation
Batteries


DURABLOCK
DURACELL
DURABLOCK
DURACELL
ULTRA POWER
DURABLOCK
DURACELL
RECHARGEABLE
STAYCHARGED

Winning Innovation
Baby Care


up to 12 hours
of protection for
beautiful mornings
Pampers
Pampers
Cruisers
up to 12 hours
of protection for
beautiful mornings


Pampers
Baby-Dry
4
156 DIAPERS
COUCHES/PAÑALES
156

Winning Innovation
Male Blades & Razors


Fusion
ProGLIDE
STYLER



Winning Innovation
Female Blades & Razors



New • Nouveau
Gillette
Venus
&Olay
helps replenish skin's moisture*
New
Nouveau

Winning Innovation
Male Blades & Razors



Gillette
Fusion
ProGlide
POWER
DURACELL

Winning Innovation

Hair Care


head&shoulders
pyrithione zinc
dandruff shampoo + conditioner
MEN
2in1
HAIR ENDURANCE
cleans to restore fullness to thinning hair
23.7 FL OZ (700 mL)
MEN
REFRESH
FRAÎCHEUR
700 mL
head&shoulders
anti-dandruff shampoo
apple fresh
long lasting freshness
head&shoulders
anti-dandruff conditioner
apple fresh
conditioner
long lasting freshness

Winning Innovation

Hair Care


24 HOUR SHINE HEURES D'ÉCLAT
PANTENE PRO-V
2 IN 1 EN 1 ICE SHINE
SHAMPOO & CONDITIONER SHAMPOOING ET REVITALISANT
750 mL (25.4 FL OZ)
24 HOUR SHINE HEURES D'ÉCLAT
PANTENE PRO-V
ICE SHINE
CONDITIONER REVITALISANT
675 mL (22.8 FL OZ)
NEW NOUVEAU
PANTENE PRO-V
aqua LIGHT
Weightless Nourishment Ultra-léger et nourrissant
SILICONE FREE SHAMPOO SHAMPOOING SANS SILICONE
375 mL (12.6 FL OZ)
NEW NOUVEAU
PANTENE PRO-V
aqua LIGHT
Weightless Nourishment Ultra-léger et nourrissant
CONDITIONER REVITALISANT
375 mL (12.6 FL OZ)

Winning Innovation
Prestige Fragrances


007


DOLCE & GABBANA
POUR FEMME
DOLCE & GABBANA
POUR HOMME


ESCADA


Flora by GUCCI
GRACIOUS TUBEROSE
Flora by GUCCI
GORGEOUS GARDENIA
Flora by GUCCI
GLAMOROUS MAGNOLIA


BOSS

Winning through Productivity

- Strategic imperative
- $10 billion opportunity over 5 years



Non-manufacturing
Overhead
$3B
$10
Billion
Cost of
Goods
$6B
$1B
Marketing
Efficiencies

Winning through Focused Execution

- Demand forecasting & supply
- Innovation across the portfolio
- Effective communication of value proposition (with compelling claims, demos and visuals)



Focused Execution
Compelling Claims & Demos


my Tide
THE POWER OF
ONE CAP.
EL PODER DE UNA TAPA.
Tide
Laundry Detergent
REMOVES MORE FOOD STAINS.*
QUITA MÁS MANCHAS DE COMIDA.
*Based on stain-removal performance of one dose of Tide original liquid vs. a 40-load bottle of the leading liquid bargain brand base variant.






Tide
PODS
spring meadow

Focused Execution
Compelling Claims & Demos


DURACELL®
1= up to 10*
DURACELL
+ ORDINARY zinc carbon
Save with Duracell**
*vs ordinary zinc carbon batteries in D size when used in high intensity flashlight. Result vary by device.
**vs ordinary zinc-carbon batteries in D size when used in high intensity flashlight, based on average market prices.

Note: Ad campaign in developing markets only

Focused Execution
Compelling Claims & Demos


COVERGIRL
200% more volume
zero clumps
clumpcrusher by lashblast

Focused Execution
Compelling Claims & Demos



2 SHEETS
LEADING ORDINARY BRAND TOWEL
11" x 8.8"
1 SHEET
Bounty
11" x 10.4"

Vertical Portfolio

- Full portfolio…up and down
- Each tier…
  - Supported by innovation
  - Priced competitively
  - Merchandised competitively


160
120
100
90
90
60
Price Index

Better Balance
Developed / Developing Markets

Top 40 Focus Markets	Household Care	Beauty & Grooming
United States	7	6
Other Developed	7	7
China	2	4
Other Developing	4	3
Total	**20**	**20**

Better Balance

Top- / Bottom-line Growth


Top-line
Bottom-line



Better Balance
Savings / Spending


Savings
Spending



Better Balance

Short-term / Long-term Results


Short-term
Long-term



April-June 2012 Quarter Guidance

	Original	Update
Organic Sales Growth	4% to 5%	2% to 3%
Net Sales Growth	1% to 2%	-1% to -2%
Core EPS	$0.79 to $0.85	$0.75 to $0.79
All-In EPS	$1.21 to $1.32	$1.17 to $1.26

Preliminary Fiscal Year 2013 Guidance

Organic Sales Growth	2 to 4%
Core EPS Growth	Flat-to-Mid Single-Digits
Core EPS Growth ex. FX	Mid-to-High Single-Digits

Preliminary Fiscal Year 2013 Guidance

Key Assumptions

- Underlying market growth rates = recent pace continues
- Commodity Prices = early-June spot rates
- Foreign Exchange = early-June spot rates
- Pension costs of ~$0.06 per share
- Argentina – modest provision for disruption
- Venezuela – no incremental provisions beyond March 2012 mandated price reductions
- Euro – no "tail event" disruption
- U.S. tax policy - no changes

Fiscal 2013 Capital Allocation

- Dividends – expect to pay ~$6bn again next year; current yield ~3.5%
- Share repurchase – none; maintain AA- rating

Preliminary Fiscal Year 2013 Guidance

"Bridge" Comparison to Long-Term Growth Range



+3%
Ex. Foreign Exchange
Sales Growth @ Market
Full Overhead Savings
Ex. Venezuela/ Argentina
Pension Costs
Self - Funded Expansion
Resume Share Repurchase
Carryover Pricing
Flexibility
+7%
FY'13 Core EPS Mid-Point
Long Term Growth Algorithm

- Leveraging P&G's core strengths
- Focusing on largest opportunities
- Better balanced growth, better balanced results
- P&G people committed to **WINNING!**

Forward Looking Statements

All statements, other than statements of historical fact included in this release or presentation, are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements are based on financial data, market assumptions and business plans available only as of the time the statements are made, which may become out of date or incomplete. We assume no obligation to update any forward-looking statement as a result of new information, future events or other factors. Forward-looking statements are inherently uncertain, and investors must recognize that events could differ significantly from our expectations. In addition to the risks and uncertainties noted in this release or presentation, there are certain factors that could cause actual results for any quarter or annual period to differ materially from those anticipated by some of the statements made. These include: (1) the ability to achieve business plans, including growing existing sales and volume profitably despite high levels of competitive activity, an increasingly volatile economic environment and/or lower than expected market growth rates, especially with respect to the product categories and geographical markets (including developing markets) in which the Company has chosen to focus; (2) the ability to successfully manage ongoing acquisition, divestiture and joint venture activities to achieve the cost and growth synergies in accordance with the stated goals of these transactions without impacting the delivery of base business objectives; (3) the ability to successfully manage ongoing organizational changes and achieve productivity improvements designed to support our growth strategies, while successfully identifying, developing and retaining key employees, especially in key growth markets where the availability of skilled employees is limited; (4) the ability to manage and maintain key customer relationships; (5) the ability to maintain key manufacturing and supply sources (including sole supplier and plant manufacturing sources); (6) the ability to successfully manage regulatory, tax and legal requirements and matters (including product liability, patent, intellectual property, price controls, import restrictions, and tax policy), and to resolve pending matters within current estimates; (7) the ability to resolve the pending competition law inquiries in Europe within current estimates; (8) the ability to successfully implement, achieve and sustain cost improvement plans and efficiencies in manufacturing and overhead areas, including the Company's outsourcing projects; (9) the ability to successfully manage currency (including currency issues in certain countries, such as Venezuela, China and India), debt, interest rate, pension expense, and commodity cost exposures, as well as any significant credit or liquidity issues, including maintenance of our current credit rating; (10) the ability to manage continued global political and/or economic uncertainty and disruptions, especially in the Company's significant geographical markets, due to a wide variety of factors, including but not limited to, terrorist and other hostile activities, natural disasters and/or disruptions to credit markets, resulting from a global, regional or national credit crisis; (11) the ability to successfully manage competitive factors, including prices, promotional incentives and trade terms for products; (12) the ability to obtain patents and respond to technological advances attained by competitors and patents granted to competitors; (13) the ability to successfully manage increases in the prices of raw materials used to make the Company's products; (14) the ability to develop effective sales, advertising and marketing programs; (15) the ability to stay on the leading edge of innovation, maintain a positive reputation on our brands and ensure trademark protection; and (16) the ability to rely on and maintain key information technology systems (including Company and third-party systems) and the security over such systems and the data contained therein. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.

Regulations FD and G Disclosures

For a full reconciliation, please visit:
www.pg.com/investors


P&G
At P&G,
we touch lives in small
but meaningful ways.
Billions of lives.
Every day.